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EXHIBIT 99.1

PILLSBURY WINTHROP LLP
MICHAEL J. FINNEGAN #137409
NATHAN M. SPATZ #204769
725 South Figueroa Street, Suite 2800
Los Angeles, CA 90017-5406
Telephone:  (213) 488-7100
Facsimile:  (213) 629-1033

Attorneys for Plaintiff
AP-LONG BEACH AIRPORT LLC


                    SUPERIOR COURT OF THE STATE OF CALIFORNIA

                  FOR THE COUNTY OF LOS ANGELES, SOUTH DISTRICT



________________________________________
                                        )
AP-LONG BEACH AIRPORT LLC, a            )        Case No. NC033467
Delaware Limited Liability Company,     )
                                        ) STIPULATION RE: ADMISSION OF
                          Plaintiff,    ) LIABILITY AND BINDING
                                        ) ARBITRATION OF DAMAGES
         vs.                            )
                                        )
MOONEY AEROSPACE GROUP, LTD., a         )
Delaware corporation, formerly known as )
ADVANCED AERODYNAMICS AND               )
STRUCTURES, INC., a Delaware            )
Corporation; and DOES 1 through 50,     )
inclusive,                              )
                                        )
                          Defendants.   )
                                        )
                                        )
________________________________________)


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         This Stipulation is hereby entered into by and between plaintiff
AP-Long Beach Airport LLC ("Plaintiff") and defendant MOONEY AEROSPACE GROUP, LTD. ("Defendant"), by and through their counsel of record herein, as follows:

         WHEREAS, Plaintiff and Defendant have respectively evaluated the merits of this action and counsel for Plaintiff and counsel for Defendant have advised the parties as to the relative strength and weaknesses of the claims asserted herein by Plaintiff against Defendant as well as Defendant's defenses;

         WHEREAS, Defendant wishes to stipulate to and admit liability as to all of Plaintiff's claims and allegations, except for the calculation of damages sought and the issue of whether Plaintiff properly mitigated its damages, to narrow the scope of this proceeding;

         WHEREAS, the parties further wish to arbitrate the remaining issue of the amount of Plaintiff's damage and Plaintiff's mitigation of its damages as set forth herein.

         IT IS HEREBY STIPULATED AND AGREED, as follows:

         1. Defendant hereby stipulates and admits that all of Plaintiff's claims and allegations in the First Amended Complaint filed herein are true and that Defendant breached the terms of the subject lease entitled "Long Beach Municipal Airport Lease," executed on or about October 17, 1997, and the subject sublease agreement entitled "Standard Industrial/Commercial Single-Tenant Lease-Net," executed on or about May 21, 1999 (collectively, the "Lease"), concerning the property located at 3205 Lakewood Boulevard, Long Beach, California. Defendant reserves its right to challenge Plaintiff's calculation of monetary damages due and owing as a result of Defendant's breach of the subject Lease, including Plaintiff's mitigation of its damages at arbitration.

         2. Plaintiff and Defendant wish to binding arbitration in order to arbitrate (a) the calculation of Plaintiff's breach of lease damages, and (b) whether Plaintiff's breach of lease damages should be reduced based on Defendant's argument that Plaintiff failed to properly mitigate its damages.

         3. Plaintiff and Defendant hereby stipulate and request that this Court reserve jurisdiction over this matter and order the binding arbitration of the damages and mitigation of damages phase of this proceeding pursuant to the terms hereof.


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         4. Plaintiff and Defendant agree that a material term of their agreement to enter into this Stipulation and to arbitrate the damages phase of this proceeding is that the binding arbitration will in fact take place during the week of February 23, 2004 before Honorable John Zebrowski and Plaintiff and Defendant agree not to request a postponement or continuance of said date for any reason. The fees charged by the Honorable John Zebrowski and ADR Services, Inc. shall be borne equally by Plaintiff and Defendant.

         5. The award issued by the arbitrator in said binding arbitration shall be confirmed and enforced in this action through a judgment to be entered herein.

         6. The rules of evidence shall be applied and enforced during the arbitration and the parties shall have the same opportunity for discovery as permitted under the Code of Civil Procedure including deposition, expert exchange and deposition, motion practice and other discovery. The parties agree to exchange their respective expert witness designations on December 3, 2003.

         IT IS SO STIPULATED:

Dated:   December __, 2003                 MOONEY AEROSPACE GROUP, LTD.


                                           By: _______________________________

                                           Its: ______________________________

Dated:   December __, 2003                 AP-LONG BEACH AIRPORT LLC


                                           By: _______________________________

                                           Its: ______________________________



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Approved as to Form by:

Dated:   December __, 2003
                                           PILLSBURY WINTHROP LLP
                                           MICHAEL J. FINNEGAN
                                           NATHAN M. SPATZ


                                           By:
                                               ---------------------------------
                                               Michael J. Finnegan
                                               Attorneys for Plaintiff
                                               AP-LONG BEACH AIRPORT LLC

Dated:   December __, 2003
                                           JENKENS & GILCHRIST
                                           JOEL D. SIEGEL
                                           MICHAEL R. MATTHIAS
                                           RYAN D. FISCHBACH


                                           By:
                                               ---------------------------------
                                               Michael R. Matthias
                                               Attorneys for Defendant
                                               MOONEY AEROSPACE GROUP, LTD


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                                      ORDER
                                      -----

         IT IS HEREBY ORDERED that Defendant's stipulation to liability and admission of the claims and allegations of Plaintiff's complaint, except for damages, is hereby accepted. Pursuant to the parties' joint request and stipulation to submit the damages phase of this proceeding, including issues relating to the mitigation of damages, to binding arbitration, it is hereby ordered that the damages phase of this proceeding shall be arbitrated pursuant to the terms of the parties' Stipulation re: Admission of Liability and Binding Arbitration of Damages. This Court shall retain jurisdiction of this matter pending the outcome of said binding arbitration. Any award rendered therein shall be enforced through this action whereas a judgment will be rendered in accordance with the arbitrator's findings and award.

Dated:   __________________, 2003                  _____________________________
                                                   TRACEY T. MORENO, LOS ANGELES
                                                   SUPERIOR COURT JUDGE